                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    January 26, 1998

                          Sturm, Ruger & Company, Inc.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                    001-10435                  06-0633559
(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)             Identification No.)

      One Lacey Place          Southport, Connecticut              06490
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code    (203) 259-7843


          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

         On January 26, 1998 Gerald W. Bersett, the President and Chief Operating Officer of Sturm, Ruger & Company, Inc. (the "Company"), submitted his resignation as President, Chief Operating Officer and a director of the Company, such resignation to be effective March 1, 1998. Effective on that date, William
B. Ruger, Jr., who is currently Vice Chairman and Senior Executive Officer of the Company and a director, will assume the additional duties of President and Chief Operating Officer of the Company and Stephen L. Sanetti, who is currently Vice President and General Counsel of the Company, will become a director of the Company to fill the vacancy created by the resignation of Mr. Bersett. For further information, stockholders and other interested persons are referred to the Company's press release dated January 26, 1998, which is filed as Exhibit
20.1 to this Report and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENT, PRO FORMA
         FINANCIAL INFORMATION AND EXHIBITS.

                  Exhibit                    Description

                   20.1             Press release dated January 26, 1998

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             STURM, RUGER & COMPANY, INC.


Date   February 6, 1998                      By:      /S/    Erle G. Blanchard
     -------------------------------            --------------------------------
                                                      Name:  Erle G. Blanchard
                                                      Title: Vice President


                                        2